FIRST AMENDMENT
TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June ___, 2006, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Borrower”), the Guarantors signatories hereto, the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”) and Credit-Linked LC Issuer.
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrower, the Guarantors, the Lenders and the Administrative Agent (as amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrower;
     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and
     WHEREAS, the Administrative Agent and the Required Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.
     “Amendment No. 1 Effective Date” is defined in Subpart 3.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
     Shreveport Capex Exclusion Limit — means an amount equal to the lesser of (a) $150,000,000 and (b) the proceeds of the Equity Issuance by the MLP Parent (including any underwriters’ option to purchase additional units in connection with such Equity Issuance) described in the registration statement on Form S-1 filed by the MLP Parent with the SEC on June 14, 2006, as amended from time to time thereafter, which are contributed to a Guarantor and used to pay for the Shreveport Initiative.
     Shreveport Initiative — means the expansion of the manufacturing capacity of the refinery owned and operated by one or more of the Consolidated Parties and located in Shreveport, Louisiana.
     SUBPART 2.2. Amendment to Section 8.11. Section 8.11 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
     Permit Consolidated Capital Expenditures for any fiscal year to exceed (i) for the period from the Closing Date through the end of fiscal year 2006, $40,000,000, and (ii) for any fiscal year thereafter, $50,000,000; provided that, for the purposes of the foregoing, Consolidated Capital Expenditures shall not include capital expenditures in an amount of up to the Shreveport Capex Exclusion Limit made in connection with the Shreveport Initiative (i) to the extent the applicable Property acquired by the Consolidated Parties in connection with the Shreveport Initiative constitutes Priority Collateral and (ii) so long as the Administrative Agent shall have received all items in respect of the Property acquired in connection with such capital expenditures required to be delivered by the terms of Section 7.14). To the extent that any portion of the Consolidated Capital Expenditures limitation (determined without giving effect to this sentence) is not used during any fiscal year, such unused available amount may be carried forward and used during the next fiscal year only; provided, however, that with respect to any fiscal year, Consolidated Capital Expenditures made during such fiscal year shall be deemed to be made first with respect to the applicable limitation for such fiscal year and then with respect to any carry-forward from the immediately preceding fiscal year.

PART III
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment.”
     SUBPART 3.2. Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors and the Required Lenders.
     SUBPART 3.3 Amendment Fee. The Borrower shall have paid or caused to be paid an amendment fee to the Administrative Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on Wednesday, June 21, 2006, as directed by the Administrative Agent, in an aggregate amount for each Lender equal to the product of (i) five (5) basis points (0.0005) and (ii) the amount equal to the sum of (A) the amount of such Lender’s Credit Linked Deposit plus (B) the outstanding Term Loans held by such Lender.
PART IV
MISCELLANEOUS
     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     SUBPART 4.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Article VI of the Existing Credit Agreement

(as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, without modification or limitation.
[remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole member

			By:	Calumet Specialty Products Partners, L.P., its sole member

				By:	Calumet GP, LLC, its general partner

				By:	/s/ R. Patrick Murray II

				Name:	R. Patrick Murray II

				Title:	VP & CFO

GUARANTORS:	CALUMET SHREVEPORT, LLC

	By:	/s/ R. Patrick Murray II

	Name:	R. Patrick Murray II

	Title:	VP & CFO

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

	By:	/s/ R. Patrick Murray II

	Name:	R. Patrick Murray II

	Title:	VP & CFO

CALUMET SHREVEPORT FUELS, LLC

	By:	/s/ R. Patrick Murray II

	Name:	R. Patrick Murray II

	Title:	VP & CFO

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ R. Patrick Murray II

Name:	R. Patrick Murray II

Title:	VP & CFO

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. Patrick Murray II

		Name:	R. Patrick Murray II

		Title:	VP & CFO

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. Patrick Murray II

	Name:	R. Patrick Murray II

	Title:	VP & CFO

CALUMET SALES COMPANY INCORPORATED

By:	/s R. Patrick Murray II

Name:	R. Patrick Murray II

Title:	VP & CFO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Jennifer Reeves

	Name:	Jennifer Reeves
	Title:	Officer, Agency Management

Sandelman Finance 2006-1, Ltd.

By:	/s/ William Brown

Name:	William Brown

Title:	Attorney-In-Fact

Airlie CLO 2006-1

[Insert Lender Name Above]

By:

Name:

Title:

LANDMARK CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

LANDMARK III CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

LANDMARK IV CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

LANDMARK V CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

LANDMARK VI CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

LANDMARK VII CDO LIMITED By: Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir

Title:	Director

Atlas Loan Funding (Hartford), LLC By: Atlas Capital Funding, Ltd. By: Structured Asset Investors, LLC Its Investment Manager

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Associate

AVENUE CLO FUND, LIMITED

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO

Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO FUND II, LIMITED

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO

Title:	SENIOR PORTFOLIO MANAGER

AVENUE CLO FUND III, LIMITED

By:	/s/ Richard D’Addario

Name:	RICHARD D’ADDARIO

Title:	SENIOR PORTFOLIO MANAGER

Flagship CLO II By: Deutsche Asset Management As Sub-Advisor
By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO III By: Deutsche Asset Management As Sub-Advisor
By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Flagship CLO IV By: Deutsche Asset Management As Sub-Advisor
By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

Aurum CLO 2002-1, Ltd By: Deutsche Asset Management As Sub-Advisor
By:	/s/ Colleen Cunniffe
Name:	Colleen Cunniffe
Title:	Director

By:	/s/ Mark Rigazio
Name:	Mark Rigazio
Title:	Vice President

GMAC Commercial Finance, LLC

By:	/s/ Patrick Riley

Name:	Patrick Riley

Title:	Vice President

Gale Force 2 CLO, Ltd. By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Melissa Marano

Name:	Melissa Marano

Title:	Authorized Signatory

HUDSON STRAITS CLO 2004, LTD. By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Melissa Marano

Name:	Melissa Marano
Title:	Authorized Signatory

FOXE BASIN CLO 2003, LTD. BY: GSO Capital Partners LP as Collateral Manager

By:	/s/ Melissa Marano

Name:	Melissa Marano

Title:	Authorized Signatory

Gale Force 1 CLO, Ltd. By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Melissa Marano

Name:	Melissa Marano

Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2002-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2003-1 LTD. By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-1 LTD By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-II LTD By: Gulf Stream Asset Management, LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love

Title:	Chief Credit Officer

The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its subadvisor, as a lender,
By:	/s/ Adrayll Askew
Name:	Adrayll Askew
Title:	Assistant Vice President

K.C. CLO II plc
[Insert Lender Name Above]
By:	/s/ Irina Borisova
Name:	Irina Borisova
Title:	Vice President

LATITUDE CLO I, LTD

By:	/s/ Chauncey F. Lufkin, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

LATITUDE CLO II, LTD

By:	/s/ Chauncey F. Lufkin, III
Name:	Chauncey F. Lufkin, III
Title:	CIO

Navigare Funding I CLO, Ltd.
By:	Navigare Partners LLC,
Its Collateral Manager

By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky
Title:	Managing Director

Clydesdale Strategic CLO I, Ltd.
NOMURA CORPORATE RESEARCH	[Insert Lender Name Above]
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean
AS	Name:	Elizabeth MacLean
INVESTMENT MANAGER	Title:	Managing Director

NCRAM Senior Loan Trust 2005
NOMURA CORPORATE RESEARCH	[Insert Lender Name Above]
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean
AS	Name:	Elizabeth MacLean
INVESTMENT MANAGER	Title:	Managing Director

Clydesdale CLO 2005, Ltd.

[Insert Lender Name Above]
NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT, INC.	By:	/s/ Elizabeth MacLean

AS	Name:	Elizabeth MacLean

INVESTMENT MANAGER	Title:	Managing Director

Clydesdale CLO 2004, Ltd.

[Insert Lender Name Above]
NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean

AS	Name:	Elizabeth MacLean

INVESTMENT MANAGER	Title:	Managing Director

Clydesdale CLO 2003, Ltd.

[Insert Lender Name Above]
NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean

AS	Name:	Elizabeth MacLean

COLLATERAL MANAGER	Title:	Managing Director

NCRAM Loan Trust

[Insert Lender Name Above]
NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean

AS	Name:	Elizabeth MacLean

INVESTMENT ADVISER	Title:	Managing Director

Centaurus Loan Trust

[Insert Lender Name Above]
NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.	By:	/s/ Elizabeth MacLean

AS	Name:	Elizabeth MacLean

INVESTMENT ADVISER	Title:	Managing Director

Ameriprise Certificate Company
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

IDS Life Insurance Company
By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

Centurion CDO VI, Ltd.
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Centurion CDO VII, Ltd.
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Centurion CDO 8, Limited
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Centurion CDO 9, Ltd.
By: RiverSource Investments,
LLC as Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Cent CDO 10 Limited
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Cent CDO XI, Limited
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Ocean Trust
By: RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

Sequils-Centurion V, Ltd.
By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil
Title:	Supervisor — Fixed Income

ROSEDALE CLO, LTD. By: Princeton Advisory Group, Inc. the Collateral Manager acting as attorney-in-fact

[Insert Lender Name Above]

By:	/s/ Jennifer Wright

Name:	Jennifer Wright

Title:	Vice President

ARCHIMEDES FUNDING IV (CAYMAN), LTD.

BY:	West Gate Horizons Advisors LLC,
as Collateral Manager

BY:	/s/ Gordon R. Cook

Name:	GORDON R. COOK
Title:	SENIOR CREDIT ANALYST

ENDURANCE CLO I, LTD

C/o West Gate Horizons Advisors LLC,
As Portfolio Manager

By:	/s/ Gordon R. Cook

Name:	GORDON R. COOK
Title:	SENIOR CREDIT ANALYST

WG Horizons CLO I

By:	West Gate Horizons Advisors LLC,
as Manager

BY:	/s/ Gordon R. Cook

Name:	GORDON R. COOK
Title:	SENIOR CREDIT ANALYST

ACA CLO 2006-1, Limited

[Insert Lender Name Above]

By:	/s/ Vincent Ingato

Name:	Vincent Ingato

Title:	Managing Director

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney In Fact

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II,
as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Steven Columbaro

Name:	Steven Columbaro, CFA

Title:	Sr. Vice President

FORTRESS PORTFOLIO TRUST,
as Lender
By:	Four Corners Capital Management LLC,
As Investment Manager

By:	/s/ Steven Columbaro

Name:	Steven Columbaro, CFA

Title:	Sr. Vice President

FOUR CORNERS CLO 2005-I, LTD.,
as Lender
By:	Four Corners Capital Management LLC,
As Collateral Manager

By:	/s/ Steven Columbaro

Name:	Steven Columbaro, CFA

Title:	Sr. Vice President

Pacifica COO II, LTD

[Insert Lender Name Above]

By:	/s/ Olivier A. Tabouret

Name:	Olivier A. Tabouret

Title:	SVP

Pacifica COO V, LTD

[Insert Lender Name Above]

By:	/s/ Olivier A. Tabouret

Name:	Olivier A. Tabouret

Title:	SVP

KNIGHT CBNA LOAN FUNDING—
KNIGHT CFPI LOAN FUNDING LLC

Knight CBNA Loan Funding LLC, for itself or
as Agent for Knight CFPI Loan Funding LLC
[Insert Lender Name Above]

By:	/s/ Mathew Massier

Name:	Mathew Massier

Title:	As Attorney In Fact

Four Corners CLO II, LTD.

[Insert Lender Name Above]

By:	/s/ Matthew Massier

Name:	Matthew Massier

Title:	As Attorney In Fact

LL WHISTLING STRAITS FUNDING LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins

Title:	Authorized Agent

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O’Dowd

Name:	John O’Dowd

Title:	Authorized Signatory

By:	/s/ Shira Aschkenary
	Name:	Shira Aschkenary
	Title:	Authorized Signatory

KINGSLAND I, LTD.

By:	/s/ VINCENT SIINO

Name:	VINCENT SIINO

AUTHORIZED OFFICER
Title:	KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER

KINGSLAND II, LTD.

By:	/s/ VINCENT SIINO

Name:	VINCENT SIINO

Title:	AUTHORIZED OFFICER KINGSLAND CAPITAL MANAGEMENT, LLC AS MANAGER